[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) RESEARCH
                              SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
ASSOCIATE DIRECTOR OF EQUITY RESEARCH                    contact your investment professional.
Alec C. Murray*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK


Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class shares provided a total return of -4.85% and the Service Class shares provided a total return of -4.98% (including the reinvestment of any distributions). This compares to a -9.11% return for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

During one of the most difficult periods for equity investors in over 10 years, we believe our focus on in-depth Original Research(SM) was critical to our favorable performance versus the S&P 500. In our view, successful investing requires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. If you rely on an outside research company to anticipate for you, all of its other clients will anticipate with you. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower.

We certainly believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

Despite the weakness in the technology and telecommunications sectors, many of our holdings in these sectors held up well during the period, and we used the market's weakness to buy what we believed were top-quality companies at lower prices. While the selloff we've seen in these sectors may keep investors at bay in the short term, we have continued to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we have continued to see strong demand for their products and services. In addition, in an effort to reduce the risks the portfolio is exposed to in these sectors, we've tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples included Cisco, Corning, and EMC.

We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol-Myers Squibb, Pharmacia, and American Home Products, because we saw favorable or improving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

Looking to 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer potentially strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the portfolio's performance in both stable and volatile market environments.


    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception:  Initial Class  July 26, 1995
                  Service Class  May 1, 2000

Size: $1.1 billion as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2000. Index information is from August 1, 1995.)

                      MFS Research Series    Standard & Poor's
                       -- Initial Class      500 Composite Index
        -----------------------------------------------------------
         7/95               $10,000                $10,000
        12/96                13,533                 13,621
        12/97                16,275                 18,165
        12/98                20,080                 23,356
        12/99                24,909                 28,271
        12/00                23,701                 25,697

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                           1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    -4.85%           +45.63%          +114.25%          +137.01%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                -4.85%           +13.35%          + 16.46%          + 17.21%
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                           1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    -4.98%           +45.43%          +113.95%          +136.68%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                -4.98%           +13.30%          + 16.43%          + 17.18%
-------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                           1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                     -9.11%           +12.26%          + 18.33%          + 19.03%
-------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2000.
    Index information is from August 1, 1995.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 94.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.7%
  Aerospace - 4.2%
    Boeing Co.                                                       195,200           $1,212,883,200
    General Dynamics Corp.                                           107,300                8,369,400
    United Technologies Corp.                                        307,000               24,137,875
                                                                                       --------------
                                                                                       $   45,390,475
-----------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                            145,100           $    5,767,725
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Capital One Financial Corp.                                      108,000           $    7,107,750
    Chase Manhattan Corp.                                            162,196                7,369,781
    PNC Financial Services Group Co.                                 148,900               10,879,006
    U.S. Bancorp                                                     248,700                7,258,931
                                                                                       --------------
                                                                                       $   32,615,468
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Pharmacia Corp.                                                  370,326           $   22,589,886
-----------------------------------------------------------------------------------------------------
  Business Machines - 3.2%
    International Business Machines Corp.                            245,100           $   20,833,500
    Sun Microsystems, Inc.*                                          511,400               14,255,275
                                                                                       --------------
                                                                                       $   35,088,775
-----------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    Automatic Data Processing, Inc.                                  175,900           $   11,136,669
    BEA Systems, Inc.*                                                 9,200                  619,275
    Computer Sciences Corp.*                                         202,800               12,193,350
    VeriSign, Inc.*                                                   62,800                4,658,975
                                                                                       --------------
                                                                                       $   28,608,269
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Sprint Corp. (PCS Group)*                                        378,000           $    7,725,375
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Air Products & Chemicals, Inc.                                    18,800           $      770,800
    Rohm & Haas Co.                                                   12,000                  435,750
                                                                                       --------------
                                                                                       $    1,206,550
-----------------------------------------------------------------------------------------------------
  Communication Services - 0.6%
    SBA Communications Corp.*                                        159,400           $    6,545,363
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Compaq Computer Corp.                                            161,500           $    2,430,575
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                                 364,400           $   15,805,850
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    EMC Corp.*                                                       384,400           $   25,562,600
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.5%
    Brocade Communications Systems, Inc.*                             35,800           $    3,286,887
    Comverse Technology, Inc.*                                       108,700               11,807,537
    E.piphany, Inc.*                                                  37,599                2,027,996
    Exodus Communications, Inc.*                                      68,300                1,366,000
    Extreme Networks, Inc.*                                           53,900                2,108,838
    Oracle Corp.*                                                    157,900                4,588,969
    Rational Software Corp.*                                          49,400                1,923,513
    Redback Networks, Inc.*                                           42,400                1,738,400
    VERITAS Software Corp.*                                          104,030                9,102,625
                                                                                       --------------
                                                                                       $   37,950,765
-----------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                          618,648           $   34,334,964
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                             677,600           $   32,482,450
    QLogic Corp.*                                                     32,661                2,514,897
                                                                                       --------------
                                                                                       $   34,997,347
-----------------------------------------------------------------------------------------------------
  Electronics - 3.3%
    Analog Devices, Inc.*                                             50,632           $    2,591,725
    Atmel Corp.*                                                     249,000                2,894,625
    Flextronics International Ltd.*                                  395,928               11,283,948
    Intel Corp.                                                      482,700               14,511,169
    Sanmina Corp.*                                                    42,600                3,264,225
    SCI Systems, Inc.*                                                42,700                1,126,213
                                                                                       --------------
                                                                                       $   35,671,905
-----------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                43,200           $    2,633,904
    Dynegy, Inc.                                                     132,800                7,445,100
                                                                                       --------------
                                                                                       $   10,079,004
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.0%
    Clear Channel Communications, Inc.*                              109,800           $    5,318,437
    Gemstar-TV Guide International, Inc.*                             67,600                3,118,050
    Infinity Broadcasting Corp., "A"*                                152,225                4,252,786
    Macromedia, Inc.*                                                 43,000                2,612,250
    Readers Digest Assn., Inc., "A"                                   66,300                2,593,988
    Time Warner, Inc.                                                 65,900                3,442,616
    Viacom, Inc., "B"*                                               235,586               11,013,645
                                                                                       --------------
                                                                                       $   32,351,772
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.9%
    Citigroup, Inc.                                                  455,368           $   23,252,228
    FleetBoston Financial Corp.                                      123,000                4,620,188
    Goldman Sachs Group, Inc.                                         28,830                3,083,008
    Lehman Brothers Holdings, Inc.                                    21,200                1,433,650
    Merrill Lynch & Co., Inc.                                        109,000                7,432,438
    Morgan Stanley Dean Witter & Co.                                  36,700                2,908,475
                                                                                       --------------
                                                                                       $   42,729,987
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    John Hancock Financial Services, Inc.                            175,500           $    6,603,187
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Anheuser-Busch Cos., Inc.                                        153,100           $    6,966,050
    Quaker Oats Co.                                                   79,900                7,780,262
                                                                                       --------------
                                                                                       $   14,746,312
-----------------------------------------------------------------------------------------------------
  Insurance - 4.8%
    AFLAC, Inc.                                                       94,100           $    6,792,844
    American International Group, Inc.                               211,362               20,832,367
    CIGNA Corp.                                                       26,200                3,466,260
    Hartford Financial Services Group, Inc.                          109,200                7,712,250
    St. Paul Cos., Inc.                                              155,500                8,445,594
    UnumProvident Corp.                                              171,800                4,617,125
                                                                                       --------------
                                                                                       $   51,866,440
-----------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Akamai Technologies, Inc.*                                        53,600           $    1,128,950
    Selectica, Inc.*                                                   9,980                  241,391
                                                                                       --------------
                                                                                       $    1,370,341
-----------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                230,000           $   10,536,875
    Ingersoll Rand Co.                                                66,400                2,780,500
                                                                                       --------------
                                                                                       $   13,317,375
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.5%
    American Home Products Corp.                                     297,000           $   18,874,350
    Bristol-Myers Squibb Co.                                         357,000               26,395,687
    Pfizer, Inc.                                                     308,750               14,202,500
                                                                                       --------------
                                                                                       $   59,472,537
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Applera Corp. - Applied Biosystems Group                         112,300           $   10,563,219
    Medtronic, Inc.                                                  238,000               14,369,250
                                                                                       --------------
                                                                                       $   24,932,469
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    Alcoa, Inc.                                                      259,400           $    8,689,900
-----------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                                46,600           $    1,936,813
    Global Marine, Inc.*                                             365,900               10,382,412
    Noble Drilling Corp.*                                            160,100                6,954,344
    Weatherford International, Inc.*                                 128,200                6,057,450
                                                                                       --------------
                                                                                       $   25,331,019
-----------------------------------------------------------------------------------------------------
  Oils - 4.7%
    Conoco, Inc.                                                     381,600           $   11,042,550
    EOG Resources, Inc.                                               78,200                4,276,563
    Exxon Mobil Corp.                                                253,400               22,029,962
    Santa Fe International Corp.                                     194,300                6,229,744
    Transocean Sedco Forex, Inc.                                     174,600                8,031,600
                                                                                       --------------
                                                                                       $   51,610,419
-----------------------------------------------------------------------------------------------------
  Retail - 5.5%
    CVS Corp.                                                        513,400           $   30,771,913
    RadioShack Corp.                                                 205,300                8,789,406
    Wal-Mart Stores, Inc.                                            385,200               20,463,750
                                                                                       --------------
                                                                                       $   60,025,069
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    SPX Corp.*                                                        23,800           $    2,574,863
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Safeway, Inc.*                                                   450,000           $   28,125,000
-----------------------------------------------------------------------------------------------------
  Telecommunications - 9.7%
    Allegiance Telecom, Inc.*                                         21,900           $      487,617
    American Tower Corp., "A"*                                       170,000                6,438,750
    Cabletron Systems, Inc.*                                         145,200                2,187,075
    CIENA Corp.*                                                     200,800               16,315,000
    Cisco Systems, Inc.*                                             739,300               28,278,225
    Corning, Inc.                                                    311,965               16,475,652
    EchoStar Communications Corp.*                                   222,300                5,057,325
    Emulex Corp.*                                                     48,600                3,884,962
    Level 3 Communications, Inc.*                                    104,000                3,412,500
    Metromedia Fiber Network, Inc., "A"*                             490,300                4,964,287
    Qwest Communications International, Inc.*                        402,700               16,510,700
    Time Warner Telecom, Inc.*                                        30,200                1,915,813
                                                                                       --------------
                                                                                       $  105,927,906
-----------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.6%
    Comcast Corp., "A"*                                              151,100           $    6,308,425
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Corp.*                                                       181,600           $   10,056,100
    Calpine Corp.*                                                   135,300                6,096,956
                                                                                       --------------
                                                                                       $   16,153,056
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Enron Corp.                                                       90,600           $    7,531,125
    Williams Cos., Inc.                                               26,600                1,062,337
                                                                                       --------------
                                                                                       $    8,593,462
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  943,100,435
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 1.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                 302,440           $    1,890,250
    Global Crossing Ltd. (Telecommunications)*                       427,400                6,117,162
    Tycom Ltd. (Telecommunications)*                                 183,000                4,094,625
                                                                                       --------------
                                                                                       $   12,102,037
-----------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Nortel Networks Corp. (Telecommunications)                       254,600           $    8,163,112
-----------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer Software
     - Services)*                                                      6,700           $      894,869
-----------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Fast Retailing Co. (Retail)                                       21,800           $    4,269,199
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Royal Dutch Petroleum Co. (Oils)                                 246,800           $   15,122,083
-----------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Medical and Health Products)                          4,800           $    8,486,794
    Syngenta AG (Chemicals - Specialty)*                              36,025                1,934,198
                                                                                       --------------
                                                                                       $   10,420,992
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    Bank of Scotland (Banks and Credit Cos.)*                        264,700           $    2,771,692
    BP Amoco PLC, ADR (Oils)                                         264,354               12,655,948
    HSBC Holdings PLC (Banks and Credit Cos.)*                       443,582                6,531,202
    Vodafone Group PLC (Telecommunications)*                       1,928,565                7,077,319
                                                                                       --------------
                                                                                       $   29,036,161
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   80,008,453
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,011,418,758)                                         $1,023,108,888
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.1%
-----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                  $     11,605           $   11,602,911
    Anheuser-Busch, Inc., due 1/02/01                                  3,210                3,209,434
    Bank of America, due 1/02/01                                       2,367                2,367,000
    Federal Home Loan Bank, due 1/02/01                                2,195                2,194,650
    Gannett, Inc., due 1/04/01                                         1,631                1,630,108
    Gillette Co., due 1/02/01                                          2,592                2,591,543
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                      9,471                9,468,277
    Merrill Lynch & Co., Inc., due 1/02/01                             1,160                1,159,787
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   34,223,710
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.0%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs Group, Inc., dated 12/29/00, due 1/ 02/01,
      total to be received $14,010 (secured by various U.S.
      Treasury obligations), at Cost                             $        14           $       14,000
    Merrill Lynch & Co., Inc., dated 12/29/00, due 1/02/01,
      total to be received $21,384,314 (secured by various
      U.S. Treasury obligations), at Cost                             21,369               21,369,000
-----------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Amortized Cost                                         $   21,383,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,067,025,468)                                    $1,078,715,598

Other Assets, Less Liabilities - 0.8%                                                       8,587,319
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,087,302,917
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,067,025,468)        $1,078,715,598
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        31,746,303
  Cash                                                                       19
  Receivable for series shares sold                                   2,096,118
  Receivable for investments sold                                    15,271,848
  Interest and dividends receivable                                     433,370
                                                                 --------------
      Total assets                                               $1,128,263,256
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      620,179
  Payable for investments purchased                                   8,423,915
  Collateral for securities loaned, at value                         31,746,303
  Payable to affiliates -
    Management fee                                                       67,828
    Shareholder servicing agent fee                                       3,165
  Accrued expenses and other liabilities                                 98,949
                                                                 --------------
      Total liabilities                                          $   40,960,339
                                                                 --------------
Net assets                                                       $1,087,302,917
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  954,139,414
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     11,679,255
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               121,356,661
  Accumulated undistributed net investment income                       127,587
                                                                 --------------
      Total                                                      $1,087,302,917
                                                                 ==============
Shares of beneficial interest outstanding                          52,271,036
                                                                   ==========
Initial class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $1,083,760,089 / 52,100,506 shares
    of beneficial interest outstanding)                              $20.80
                                                                     ======
Service class shares:
  Net asset value, offering price, and redemption price per
     share (net assets of $3,542,828 / 170,530 shares
     of beneficial interest outstanding)                             $20.78
                                                                     ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   6,120,965
    Interest                                                          2,634,737
    Foreign taxes withheld                                             (110,570)
                                                                  -------------
      Total investment income                                     $   8,645,132
                                                                  -------------
  Expenses -
    Management fee                                                $   7,532,112
    Trustees' compensation                                               13,880
    Shareholder servicing agent fee                                     351,498
    Distribution fee (Service Class)                                      1,449
    Administrative fee                                                  140,936
    Custodian fee                                                       334,610
    Printing                                                            128,715
    Postage                                                                  24
    Auditing fees                                                        36,014
    Legal fees                                                            2,720
    Amortization of organization expenses                                 1,046
    Miscellaneous                                                        19,535
                                                                  -------------
      Total expenses                                              $   8,562,539
    Fees paid indirectly                                               (123,439)
                                                                  -------------
      Net expenses                                                $   8,439,100
                                                                  -------------
        Net investment income                                     $     206,032
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 122,325,681
    Foreign currency transactions                                       (77,964)
                                                                  -------------
      Net realized gain on investments and foreign currency
        transactions                                              $ 122,247,717
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $(190,625,964)
    Translation of assets and liabilities in foreign currency            (8,251)
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        translation                                               $(190,634,215)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $ (68,386,498)
                                                                  -------------
          Decrease in net assets from operations                  $ (68,180,466)
                                                                  =============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000              1999
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $       206,032     $     533,376
  Net realized gain on investments and foreign currency
    transactions                                                  122,247,717        66,796,406
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (190,634,215)       98,811,362
                                                              ---------------     -------------
    Increase (decrease) in net assets from operations         $   (68,180,466)    $ 166,141,144
                                                              ---------------     -------------
Distributions declared to shareholders -
  From net investment income                                  $      (346,734)    $  (1,317,597)
  From net realized gain on investments and foreign
    currency transactions                                         (59,516,402)       (6,962,893)
                                                              ---------------     -------------
    Total distributions declared to shareholders              $   (59,863,136)     $ (8,280,490)
                                                              ---------------     -------------
Net increase in net assets from series share transactions     $   331,768,847      $157,939,466
                                                              ---------------     -------------
      Total increase in net assets                            $   203,725,245      $315,800,120
Net assets:
  At beginning of period                                          883,577,672       567,777,552
                                                              ---------------     -------------
  At end of period (including accumulated undistributed
    net investment income of $127,587 and $354,577,
    respectively)                                             $ 1,087,302,917     $ 883,577,672
                                                              ===============     =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
INITIAL CLASS SHARES                                2000          1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $23.34        $19.05        $15.80        $13.13       $10.89
                                                 ------        ------        ------        ------       ------
Income from investment operations# -
  Net investment income(S)                       $ 0.01        $ 0.02        $ 0.06        $ 0.05       $ 0.06
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                      (1.00)         4.52          3.59          2.62         2.37
                                                  ------       ------        ------        ------       ------
      Total from investment operations           $(0.99)       $ 4.54        $ 3.65        $ 2.67       $ 2.43
                                                 ------       -------        ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                     $(0.01)       $(0.04)       $(0.03)       $  --        $(0.02)
  From net realized gain on investments
    and foreign currency transactions             (1.54)        (0.21)        (0.37)          --         (0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --            --            --            --         (0.01)
                                                 ------        ------        ------        ------       ------
      Total distributions declared to
        shareholders                             $(1.55)       $(0.25)       $(0.40)       $  --        $(0.19)
                                                 ------        ------        ------        ------       ------
Net asset value - end of period                  $20.80        $23.34        $19.05        $15.80       $13.13
                                                 ======        ======        ======        ======       ======
Total return                                      (4.85)%       24.05%        23.39%        20.26%       22.33%

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.85%         0.86%         0.86%         0.92%        1.01%
  Net investment income                            0.05%         0.08%         0.33%         0.34%        0.47%
Portfolio turnover                                   93%           91%           83%           99%          56%
Net assets at end of period (000 Omitted)    $1,083,760      $883,578      $567,778      $285,845      $35,710

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                                       $ 0.06         --
        Ratios (to average net assets):
          Expenses##                                                                         0.88%        1.48%
          Net investment income (loss)                                                       0.38%        --
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2000*
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                $23.13
                                                                      ------
Income from investment operations# --
  Net investment loss                                                 $(0.03)###
  Net realized and unrealized loss on investments and foreign
    currency                                                           (2.32)
                                                                      ------
      Total from investment operations                                $(2.35)
                                                                      ------
Net asset value -- end of period                                      $20.78
                                                                      ======
Total return                                                           (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.05%+
  Net investment loss                                                  (0.15)%+
Portfolio turnover                                                        93%
Net asset at end of period (000 Omitted)                              $3,543

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not Annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 105 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $30,774,327. These loans were collateralized by cash of $31,746,303 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    31,746,303         $31,746,303

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $73,832 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $49,607 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended December 31, 2000, $86,288 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for Research Series Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the service class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $1,132,630,108 and $894,919,643, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,069,004,956
                                                              --------------
Gross unrealized appreciation                                 $  130,859,496
Gross unrealized depreciation                                   (121,148,854)
                                                              --------------
    Net unrealized appreciation                               $    9,710,642
                                                              ==============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     YEAR ENDED DECEMBER 31, 2000         YEAR ENDED DECEMBER 31, 1999
                                 --------------------------------      -------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         16,389,446      $ 378,822,595        12,734,866      $ 251,415,629
Shares issued to shareholders in
  reinvestment of distributions      2,616,394         59,863,109           422,259          8,280,488
Shares redeemed                     (4,763,164)      (110,803,925)       (5,105,366)      (101,756,651)
                                   -----------      -------------       -----------      -------------
    Net increase                    14,242,676      $ 327,881,779         8,051,759      $ 157,939,466
                                   ===========      =============       ===========      =============

Service Class shares
                                  PERIOD ENDED DECEMBER 31, 2000*
                                 --------------------------------
                                        SHARES             AMOUNT
-----------------------------------------------------------------
Shares sold                            194,306      $   4,395,155
Shares redeemed                        (23,776)          (508,087)
                                   -----------      -------------
    Net increase                       170,530      $   3,887,068
                                   ===========      =============
* For the period from the inception of the Service Class shares, May 1, 2000, through
  December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. There were no borrowings outstanding as of the end of the year. Interest expense incurred on the borrowings amounted to $10,919 for the year ended. The average dollar amount of borrowings was $32,348,000 and the weighted average interest rate on these borrowings was 6.44%. A commitment fee of $6,658 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (unaudited)

The series has designated $54,531,093 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 81.86%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VFR-2 2/01 175.3M